EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages are measured as a percentage of the aggregate Principal Balance of the HELOCs as of the Cut-off Date (the “Cut-off Date Principal Balance). The “Principal Balance” of a HELOC as of any date is equal to the principal balance of such HELOC at its origination, plus (i) any Additional Balances transferred to the trust in respect of the HELOC, minus (ii) all collections credited against the principal balance of the HELOC in accordance with the related Credit Line Agreement prior to that day. The “Pool Balance” as of any date is equal to the aggregate of the Principal Balances of the HELOCs in the Loan Pool.

GreenPoint Mortgage Funding Trust 2005-HE1 (the “Trust”) will consist of a pool of first and second lien, adjustable-rate home equity lines of credit (the “HELOCs” or the “Loan Pool”). The Loan Pool consists of approximately 19,158 HELOCs with a Cut-off Date Principal Balance of approximately $1,060,651,844.

All of the HELOCs included in the Loan Pool have been originated under loan agreements and disclosure statements (the “Credit Line Agreements”) and are secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a “Mortgaged Property”).

Each of the HELOCs to be included in the Loan Pool was selected from the Originator’s portfolio of home equity lines of credit. Such HELOCs were originated by the Originator or acquired by the Originator in the secondary market in the ordinary course of its business and were underwritten or re-underwritten by the Originator in accordance with its underwriting standards. The Seller acquired such HELOCs from the Originator.

Under the Sale and Servicing Agreement, the Originator made certain representations and warranties to the Depositor and the Indenture Trustee for the benefit of the Noteholders relating to, among other things, the due execution and enforceability of the Sale and Servicing Agreement and certain characteristics of the HELOCs. Subject to certain limitations, the Originator will be obligated to repurchase or substitute a similar mortgage loan for any HELOC as to which there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the Noteholders’ interests in such HELOC. The Seller sold the HELOCs to the Depositor without recourse and will have no obligation with respect to the Notes in its capacity as Seller. The Originator will have no obligation with respect to the Notes in its capacity as Originator, other than the repurchase or substitution obligations described above.

Each HELOC will be subject to the “due-on-sale” provisions included therein.

Each HELOC will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Loan Rate”) plus a margin (the “Margin”). Each Loan Rate on each HELOC will not exceed a specified maximum Loan Rate over the life of such HELOC (the “Maximum Loan Rate”) or be less than a specified minimum Loan Rate over the life of such HELOC (the “Minimum Loan Rate”).

The HELOCs will consist of loans originated under the following loan term options: a 15-year HELOC or a 25-year HELOC. The HELOCs will have either an initial 5-year or 15-year period (each, a “Draw Period”), during which the related borrower may make cash withdrawals against the related equity line. The HELOCs that have a 5-year draw period will have either a 10-year or 20-year repayment period, during which the balance of the HELOC as of the end of the draw period is repaid. The HELOCs that have a 15-year draw period will have a 10-year repayment period, during which the balance of the HELOC as of the end of the draw period is repaid. Generally, the HELOC borrowers are subject to a $500 termination fee for loans paid within three years of origination. A borrower may access a HELOC credit line at any time during the draw period by writing a check.

The HELOCs will generally require monthly minimum payments during the draw period equal to (i) late charges and any other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, (ii) accrued but unpaid interest for current and prior billing cycles, (iii) premiums for any optional credit life insurance obtained through the Servicer and (iv) an amount equal to the amount by which the Principal Balance exceeds the Credit Limit. During the repayment period for such HELOCs, the minimum payment amount will be an amount generally equal to the accrued and unpaid finance charges, late charges, and other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, plus, with respect to the Mortgage Loans with a 10-year or 20-year repayment period, approximately 0.8333% or 0.4167%, respectively, of the related Principal Balance outstanding at the end of the draw period. If paying only the minimum payment will neither reduce nor fully repay the loan account balance, the entire balance must be paid in a single balloon payment on the maturity date of the mortgage note.

Subject to applicable law, the Servicer will be permitted to change the terms of a Credit Line Agreement at any time provided that such changes (i) do not adversely affect the interest of the Noteholders (including, without limitation, any adverse affect to the tax status of any REMIC created by the Indenture) and (ii) are consistent with prudent business practice. In addition, the Servicer, within certain limitations described in the Sale and Servicing Agreement, may increase the credit limit of the HELOC serviced by the Servicer.

Mortgage Loan Statistics for all Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 78.24% of the HELOCs had loan-to-value ratios (or combined loan-to-value ratios in the case of any second lien HELOCs) at origination in excess of 80.00%. No HELOC had a loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien HELOCs) at origination in excess of 100.00%. The weighted average loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien HELOCs) of the HELOCs at origination was approximately 87.67%. The combined loan-to-value ratio with respect to each HELOC is the ratio (expressed as a percentage) of (A) the sum of (i) the Credit Limit of such HELOC and (ii) any outstanding principal balances of mortgage loans senior to such HELOC (calculated as of the date of execution of the related Credit Line Agreement) to (B) (i) the appraised value of the related Mortgaged Property as set forth in he loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related HELOC, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property.

The HELOCs have scheduled payments due throughout each month (each, a “Due Date”).

As of the Cut-off Date, the average Principal Balance of the HELOCs was $55,363. The minimum Principal Balance of any HELOC as of the Cut-off Date was $-55 and the maximum Principal Balance of any HELOC as of the Cut-off Date was $645,180. Approximately 555 of the HELOCs do not have a Principal Balance as of the Cut-off Date.

As of the Cut-off Date, the HELOCs had Loan Rates ranging from approximately 4.000% to 13.000% per annum and the weighted average Loan Rate was approximately 6.964% per annum. As of the Cut-off Date, the HELOCs had Margins ranging from 0.000% per annum to 7.250% per annum, Maximum Loan Rates ranging from 12.000% per annum to 18.000% per annum and Minimum Loan Rates ranging from 0.000% per annum to 7.250% per annum. As of the Cut-off Date, the weighted average Margin was approximately 1.982% per annum, the weighted average Maximum Loan Rate was approximately 17.959% per annum and the weighted average Minimum Loan Rate was approximately 1.982% per annum.

As of the Cut-off Date, the HELOCs had Credit Limit Utilization Rates ranging from 0.00% to 100.00% and the weighted average Credit Limit Utilization Rate of the HELOCs was approximately 84.46%. The “Credit Limit Utilization Rate” is determined by dividing the Principal Balance of a HELOC as of the Cut-off Date by the Credit Limit of the related HELOC. The “Credit Limit” with respect to a HELOC is the maximum dollar amount of draws permitted to be made thereunder at any one time by the related mortgagor.

As of the Cut-off Date, the HELOCs had Draw Periods ranging from approximately 60 months to approximately 180 months and the weighted average Draw Period was approximately 78 months. The weighted average remaining term to maturity of the HELOCs was approximately 193 months as of the Cut-off Date. None of the HELOCs had a remaining term to maturity of less than 112 months or greater than 298 months as of the Cut-off Date.

The weighted average Second Mortgage Ratio for the HELOCs was approximately 18.49%. With respect to each HELOC, the “Second Mortgage Ratio” is the Credit Limit of such HELOC divided by the lesser of (i) the appraised value and (ii) the sale price, in each case, with respect to any loan senior to such HELOC.

The HELOCs are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Credit Scores for the HELOCs(1)

Credit Score	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
601- 625	47	$ 2,734,504.65	0.26%
626- 650	834	42,238,700.57	3.98
651- 675	2,693	149,549,726.45	14.10
676- 700	4,697	274,089,498.33	25.84
701- 725	4,195	239,315,395.17	22.56
726- 750	3,002	164,415,392.91	15.50
751- 775	2,241	115,794,369.95	10.92
776- 800	1,242	63,147,838.55	5.95
801- 819	207	9,366,417.39	0.88
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average credit score of the HELOCs that had credit scores as of the Cut-off Date was approximately 711.

Original Terms to Maturity of the HELOCs(1)

Original Term (months)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	16,756	$ 904,852,838.35	85.31%
300	2,402	155,799,005.63	14.69
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average original term to maturity of the HELOCs as of the Cut-off Date was approximately 198 months.

Remaining Terms to Maturity of the HELOCs(1)

Remaining Term (months)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
112- 120	16	$ 614,966.09	0.06%
131- 140	2	66,635.94	0.01
141- 150	18	612,296.07	0.06
151- 160	41	1,377,289.49	0.13
161- 170	286	17,261,691.70	1.63
171- 180	16,393	884,919,959.06	83.43
231- 240	6	632,020.01	0.06
261- 270	3	235,196.80	0.02
271- 280	5	160,397.32	0.02
281- 290	30	1,581,806.73	0.15
291- 298	2,358	153,189,584.77	14.44
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average remaining term to maturity of the HELOCs as of the Cut-off Date was approximately 193 months.

Property Types of the HELOCs

Property Type	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	11,083	$ 645,616,009.34	60.87%
PUD	3,674	202,364,428.66	19.08
Condo Low-Rise	1,719	75,754,951.98	7.14
Duplex	969	47,572,893.40	4.49
Fourplex	528	29,217,396.49	2.75
Triplex	410	21,557,422.40	2.03
Single Family Attached	438	18,863,915.99	1.78
Condo High-Rise	198	11,459,697.72	1.08
Condo Mid-Rise	80	5,193,745.38	0.49
Condo Site	46	2,817,309.35	0.27
Manufactured Housing	12	228,979.87	0.02
Commercial	1	5,093.40	0.00
Total	19,158	$ 1,060,651,843.98	100.00%

Occupancy Status of the HELOCs(1)

Occupancy Status	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	12,749	$ 836,757,100.14	78.89%
Non-owner	5,931	201,206,736.31	18.97
Second Home	478	22,688,007.53	2.14
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the HELOCs

Purpose	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	7,688	$ 527,693,571.49	49.75%
Purchase	9,893	466,455,347.99	43.98
Rate/Term Refinance	1,577	66,502,924.50	6.27
Total	19,158	$ 1,060,651,843.98	100.00%

Original Combined Loan-to-Value Ratios of the HELOCs(1)(2)

Original Combined Loan-to-Value Ratio (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
8.00- 10.00	1	$ 502,444.95	0.05%
10.01- 15.00	5	278,676.85	0.03
15.01- 20.00	4	202,746.41	0.02
20.01- 25.00	4	182,363.84	0.02
25.01- 30.00	10	440,168.81	0.04
30.01- 35.00	22	1,048,010.29	0.10
35.01- 40.00	26	2,088,876.78	0.20
40.01- 45.00	40	3,459,616.13	0.33
45.01- 50.00	57	3,980,811.57	0.38
50.01- 55.00	99	8,347,288.84	0.79
55.01- 60.00	139	12,548,073.43	1.18
60.01- 65.00	196	17,283,569.83	1.63
65.01- 70.00	342	29,899,639.25	2.82
70.01- 75.00	482	40,431,727.24	3.81
75.01- 80.00	1,379	110,081,280.35	10.38
80.01- 85.00	1,085	66,289,851.50	6.25
85.01- 90.00	8,247	388,847,800.60	36.66
90.01- 95.00	4,532	216,992,422.28	20.46
95.01-100.00	2,488	157,746,475.02	14.87
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the HELOCs as of the Cut-off Date was approximately 87.67%.
(2)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien HELOCs.

Geographic Payment of the Mortgaged Properties related to the HELOCs(1)

Location	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	8,274	$ 621,024,245.32	58.55%
New York	850	50,821,579.73	4.79
Arizona	1,013	33,773,196.77	3.18
Washington	774	32,190,604.06	3.03
Florida	794	31,010,715.53	2.92
Nevada	648	30,372,066.31	2.86
Colorado	742	28,438,438.10	2.68
Virginia	495	25,845,232.92	2.44
Illinois	618	25,366,965.33	2.39
Georgia	734	22,112,566.67	2.08
Maryland	437	21,524,433.92	2.03
Massachusetts	374	21,479,657.04	2.03
Oregon	464	17,248,484.85	1.63
Ohio	395	11,559,925.13	1.09
Michigan	264	9,148,252.87	0.86
North Carolina	338	8,887,491.94	0.84
Utah	262	8,785,163.15	0.83
Minnesota	199	8,221,845.19	0.78
Pennsylvania	272	8,095,073.31	0.76
New Jersey	162	7,738,530.33	0.73
Connecticut	147	7,153,942.06	0.67
South Carolina	128	3,977,558.74	0.38
District of Columbia	72	3,962,772.23	0.37
Idaho	135	3,767,489.45	0.36
Montana	67	3,015,191.82	0.28
Rhode Island	48	2,476,382.64	0.23
New Hampshire	47	1,979,781.46	0.19
Tennessee	77	1,846,936.87	0.17
Missouri	75	1,817,932.37	0.17
New Mexico	47	1,403,431.27	0.13
Kansas	42	1,250,296.99	0.12
Indiana	32	769,475.21	0.07
Delaware	23	636,963.19	0.06
Kentucky	18	571,281.16	0.05
Oklahoma	19	395,009.96	0.04
Wisconsin	12	393,627.85	0.04
Nebraska	13	292,092.67	0.03
Iowa	10	267,980.34	0.03
Wyoming	10	238,839.40	0.02
Maine	5	191,152.65	0.02
Mississippi	5	170,147.38	0.02
Vermont	2	120,000.00	0.01
West Virginia	3	120,000.00	0.01
Alabama	3	53,815.52	0.01
South Dakota	3	53,200.00	0.01
Louisiana	3	52,158.04	0.00
North Dakota	3	29,916.23	0.00
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of HELOCs was approximately 0.33% in the 92592 ZIP Code.

Documentation Levels of the HELOCs

Documentation Level	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income	13,479	$ 807,823,591.20	76.16%
Full Documentation	5,395	237,444,440.46	22.39
Stated Documentation	237	11,466,479.84	1.08
No Income Verification	46	3,853,332.48	0.36
NID/NAD	1	64,000.00	0.01
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

Current Loan Rates of the HELOCs(1)

Current Loan Rate (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.000- 4.000	20	$ 872,155.60	0.08%
4.001- 5.000	2,135	140,978,077.58	13.29
5.001- 6.000	1,930	134,804,523.35	12.71
6.001- 7.000	3,489	245,282,861.86	23.13
7.001- 8.000	5,204	283,071,731.31	26.69
8.001- 9.000	4,854	205,056,637.56	19.33
9.001-10.000	1,356	44,642,375.28	4.21
10.001-11.000	152	5,271,517.84	0.50
11.001-12.000	16	558,254.53	0.05
12.001-13.000	2	113,709.07	0.01
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average current Loan Rate of the HELOCs as of the Cut-off Date was approximately 6.964% per annum.

Margins of the HELOCs(1)

Gross Margin (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.000- 0.000	472	$ 33,454,577.53	3.15%
0.001- 1.000	3,033	223,314,882.84	21.05
1.001- 2.000	4,674	304,235,993.02	28.68
2.001- 3.000	7,165	359,436,047.33	33.89
3.001- 4.000	3,233	121,472,501.91	11.45
4.001- 5.000	520	17,003,347.64	1.60
5.001- 6.000	60	1,668,784.64	0.16
7.001- 7.250	1	65,709.07	0.01
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average Margin of the HELOCs as of the Cut-off Date was approximately 1.982% per annum.

Maximum Loan Rates of the HELOCs(1)

Maximum Loan Rate (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.000-12.000	48	$ 7,276,622.39	0.69%
17.001-18.000	19,110	1,053,375,221.59	99.31
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average Maximum Loan Rate of the HELOCs as of the Cut-off Date was approximately 17.959% per annum.

Minimum Loan Rates of the HELOCs(1)

Minimum Loan Rate (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.000	472	$ 33,454,577.53	3.15%
0.001- 1.000	3,033	223,314,882.84	21.05
1.001- 2.000	4,674	304,235,993.02	28.68
2.001- 3.000	7,165	359,436,047.33	33.89
3.001- 4.000	3,233	121,472,501.91	11.45
4.001- 5.000	520	17,003,347.64	1.60
5.001- 6.000	60	1,668,784.64	0.16
7.001- 7.250	1	65,709.07	0.01
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average Minimum Loan Rate of the HELOCs as of the Cut-off Date was approximately 1.982% per annum.

Credit Limits of the HELOCs(1)

Credit Limit ($)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6,700 - 50,000	9,991	$ 270,463,864.69	25.50%
50,001 - 100,000	6,297	412,973,338.34	38.94
100,001 - 150,000	1,431	153,717,383.45	14.49
150,001 - 200,000	1,120	157,072,121.92	14.81
200,001 - 250,000	102	16,759,322.94	1.58
250,001 - 300,000	134	26,265,559.58	2.48
300,001 - 350,000	27	6,985,948.36	0.66
350,001 - 400,000	31	7,678,699.95	0.72
400,001 - 450,000	5	1,773,163.01	0.17
450,001 - 500,000	13	4,231,550.30	0.40
500,001 - 550,000	1	549,700.00	0.05
550,001 - 600,000	1	502,444.95	0.05
600,001 - 650,000	2	1,084,788.36	0.10
850,001 - 900,000	2	593,958.12	0.06
950,001 - 990,000	1	0.00	0.00
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The average Credit Limit of the HELOCs as of the Cut-off Date was approximately $65,546.

Credit Limit Utilization Rates of the HELOCs(1)

Credit Limit Utilization Rate (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.00	555	$ (116.09)	0.00%
0.01- 5.00	255	419,041.78	0.04
5.01- 10.00	100	876,296.89	0.08
10.01- 15.00	91	1,223,137.87	0.12
15.01- 20.00	78	1,540,224.16	0.15
20.01- 25.00	90	2,300,390.04	0.22
25.01- 30.00	89	2,816,578.45	0.27
30.01- 35.00	131	4,965,490.60	0.47
35.01- 40.00	115	4,527,569.59	0.43
40.01- 45.00	124	5,705,570.67	0.54
45.01- 50.00	128	6,377,125.08	0.60
50.01- 55.00	153	8,655,651.81	0.82
55.01- 60.00	142	7,722,828.12	0.73
60.01- 65.00	153	10,466,742.33	0.99
65.01- 70.00	171	12,274,990.15	1.16
70.01- 75.00	189	13,078,014.67	1.23
75.01- 80.00	172	12,863,523.73	1.21
80.01- 85.00	218	17,695,696.39	1.67
85.01- 90.00	280	22,792,645.70	2.15
90.01- 95.00	382	26,273,869.39	2.48
95.01-100.00	15,542	898,076,572.64	84.67
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The average credit utilization rate of the HELOCs as of the Cut-off Date was approximately 84.46%.

Original Draw Periods of the HELOCs(1)

Original Draw Period (months)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
60	16,759	$ 905,215,575.18	85.35%
180	2,399	155,436,268.80	14.65
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average original Draw Period of the HELOCs as of the Cut-off Date was approximately 78 months.

Remaining Draw Periods of the HELOCs(1)

Remaining Draw Period (months)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0	16	$ 614,966.09	0.06%
11- 20	2	66,635.94	0.01
21- 30	18	612,296.07	0.06
31- 40	41	1,377,289.49	0.13
41- 50	286	17,261,691.70	1.63
51- 60	16,396	885,282,695.89	83.47
111- 120	6	632,020.01	0.06
141- 150	3	235,196.80	0.02
151- 160	5	160,397.32	0.02
161- 170	30	1,581,806.73	0.15
171- 178	2,355	152,826,847.94	14.41
Total	19,158	$ 1,060,651,843.98	100.00%

___________________

(1)	The weighted average remaining Draw Period of the HELOCs as of the Cut-off Date was approximately 73 months.

Second Lien Mortgage Ratios of the HELOCs

Second Lien Mortgage Ratio (%)	Number of HELOCs	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.00- 5.00	220	$ 5,102,606.50	0.48%
5.01- 10.00	5,310	187,747,455.18	17.70
10.01- 15.00	5,904	282,439,672.68	26.63
15.01- 20.00	4,588	308,524,695.18	29.09
20.01- 25.00	1,520	120,883,715.35	11.40
25.01- 30.00	781	71,364,377.98	6.73
30.01- 35.00	411	40,457,238.07	3.81
35.01- 40.00	178	17,098,620.28	1.61
40.01- 45.00	109	10,899,605.72	1.03
45.01- 50.00	53	5,354,849.75	0.50
50.01- 55.00	20	2,641,740.93	0.25
55.01- 60.00	21	2,044,668.47	0.19
60.01- 65.00	11	2,201,712.27	0.21
65.01- 70.00	12	1,000,937.24	0.09
70.01- 75.00	10	1,501,369.02	0.14
75.01- 80.00	9	1,310,175.35	0.12
80.01- 80.28	1	78,404.00	0.01
Total	19,158	$ 1,060,651,843.98	100.00%

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(1)	The weighted average Second Lien Mortgage Ratio of the HELOCs as of the Cut-off Date was approximately 18.49%.